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                           THE IRISH INVESTMENT FUND

                        PHOTOGRAPH -- THE CLIFFS OF MOHER
                               [GRAPHIC OMMITTED]

                             FIRST QUARTER REPORT
                                JANUARY 31, 2001

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               COVER PHOTOGRAPH -- THE CLIFFS OF MOHER, CO. CLARE.
                    Provided courtesy of Irish Tourist Board.

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                                CHAIRMAN'S LETTER

Dear Stockholder,
Introduction

     At the beginning of a new year for the Fund I am very hopeful that this will also be another good year for shareholders. As you know, last year, we managed to achieve a better return than was achieved by most of the major US domestic market indices.

     It is good to be able to report that the steps, we have been taking over the past number of months, are beginning to show through with a reduction in the level of the Fund's discount. While it is impossible to say that this is due to any particular action and indeed that it will even be sustained, we believe it does reflect the number of actions we have taken, from the simple redesign of the quarterly reports, to the share repurchase program, to the recent stock dividend distribution which you will all have benefited from.

     The Fund's new web site, which will shortly be going live, is another step we have taken and I would encourage you to visit the site at: www.irishinvestmentfund.com or www.newirelandfund.com. We believe the new site will be a very worthwhile source of both current and historical information for existing and potential shareholders as well as brokers and others.

     As you will be aware from our recent press release, the Board recently decided to amend the Fund's investment strategy to reflect the significant changes, which have taken place in the Irish domestic economy over recent years. Ireland has changed quite a lot in recent times and its economy has been dubbed the Celtic Tiger to reflect the sustained period of economic growth, which has averaged 7.0% per annum since 1990.

     This growth has resulted, primarily, from the high level of foreign direct investment, mainly in the technology and pharmaceutical industries, with a major element of this investment coming from the US. A significant by-product of this growth has been the number of new indigenous companies that have emerged from these sectors with quite a few listing on NASDAQ as well as the Irish market.

     For all of the above reasons, the Board felt that now is the time to change the Fund's investment strategy with a view to redirecting it more towards these new growth sectors in order to better align it with the transformation which has taken place across the Irish economy. Consistent with this objective, going forward, the Fund's investment portfolio will have a bias towards both listed and, to a lesser extent, unlisted high-growth Irish companies, drawn primarily from the technology, telecommunications and healthcare sectors, which better reflect the current economic and market dynamics of Ireland. While this may alter the risk profile it should, in turn, lead to higher returns for shareholders, over the longer term, which is the key strategic objective of the Fund.

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     In order to reflect  this  change in  investment  strategy,  the Board also approved a new name for the Fund - THE NEW IRELAND FUND, INC. The new name will be introduced as soon as the necessary approvals are in place, which is likely to take a couple of months.

PERFORMANCE

     The Irish equity market increased by 0.5%, in Euro terms, during the quarter ended January 31, 2001. After adjusting for movements in exchange rates, this increase converted into a rise of 10.2% in US dollar terms. During this period, the Fund's Net Asset Value ("NAV") declined by 7.4% to $18.56, however, a dividend of $2.66 was paid to shareholders in December 2000 and when this distribution is taken into account, the total return to shareholders, for the quarter, was 5.8%.

     In contrast to the situation of twelve months ago, the Irish market outperformed international equity markets in the period under review. The main reason for this, relates to the fact that telecom and technology stocks are relatively under represented in the ISEQ index due to many of Ireland's technology companies being listed on the NASDAQ or Neuer Markt. The Fund continues to balance its exposure to Irish technology stocks against the strategic long term positioning of the Fund.

     Although there were some additional repurchases under the Share Repurchase Program during the quarter, these were not significant. At the end of the quarter, the Fund had repurchased in the open market and retired 274,300 shares, in total, at a cost of $3,994,843. These repurchases which represented a reduction of 5.48% of the shares originally issued, has had a positive impact on the portfolio's NAV of 1.54% or 30.6 cents per share.

ECONOMIC REVIEW

     The Irish Central Bank estimates that GNP growth in 2000 was 8.75%, which is slightly higher than the average of the previous six years. Looking forward, the Bank forecasts that in 2001 the economy will expand by 7.25%. This will be Ireland's eighth consecutive year of economic growth in excess of 6.0%.

     Overall economic indicators remain robust. Retail sales volumes increased by 8.7% in the final three months of 2000 versus previous year levels. This brings the annual increase for 2000 to 12.1%, which compares to 9.6% in 1999 and 8.0% in 1998. The Central Bank estimates that overall consumer expenditure increased by 8.5% in 2000. Given the series of personal income taxation reductions announced in the recent budget, coupled with significant wage increases, it is likely that the consumer will remain an engine of growth in 2001.

     Furthermore, private sector credit growth remains buoyant but is decelerating from recent high growth rates. In the months of October, November and December, credit growth rose by 24.2%, 22.2% and 21.3% respectively. December was the fourth consecutive month of declining year-over-year credit

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growth  and the  monthly  growth  rate for  December  was 8.0% below the peak of
August 2000.

     The unemployment rate in January 2001 stood at 3.6% with 137,800 people claiming unemployment benefit. This is the lowest number of claimants since December 1981 despite a substantial increase in both the population and the labor force since that date. The unemployment rate of 3.6% was down from 4.6% a year earlier, and from 16.3% in 1993.

     There was better news on the inflation front with consumer price inflation in January 2001, declining to 5.2% from 5.9% in December and from a peak rate of 7.0% in November 2000. The combination of falling oil prices, a 1.0% reduction in the Value Added Tax rate in the budget and competition in the retail sector were the key drivers of the improvement. As the year progresses, the year-over-year comparisons for inflation become easier but, for the foreseeable future, Ireland's inflation rate is likely to remain above the European Union
(EU) average, which may have longer term implications for competitiveness.

     In its December Budget, the Irish Government continued its aggressive tax reduction policy. Among the changes implemented, were reductions in the top rate of income tax from 44% to 42% and from 22% to 20% in the bottom rate of tax. These changes coupled with significant increases in other allowances will see Irish household income increase by approximately 2.0% in 2001. The program of corporation tax reduction also continues with the standard rate being further reduced by an additional 4% to 20% for 2001.

     While the EU described these actions as expansionary, they should be viewed in the context of a total budget surplus in 2000 of $2.49 billion (E 3.15 bn.) and, even following the above mentioned tax reductions, a projected surplus of $2.54 billion (E 3.22 bn.) for 2001. The Irish Government continues to remove money from the economy through running such surpluses and a consequent reduction in the national debt. The ratio of government debt to GDP was 50.1% in 1999, 39.0% in 2000 and is forecast to end 2001 at 32.7%. These ratios are among the lowest in Europe and the OECD.

     A sharp slowdown in US economic growth forecasts, with a spill over into lower European forecasts, has been the key development on the macro front over the quarter. As a small open economy Ireland cannot be immune should these trends deepen into a sharper global slowdown. Both from an economic and equity market perspective, Ireland is heavily exposed to the US economy and in particular to the high technology sector, however, given the current momentum in the economy, these concerns are unlikely to have any significant impact on near-term growth forecasts. To date, the announced job cuts by large US companies in the high-technology sector has typically excluded their Irish operations. Having said this, a deeper slowdown in the technology sector or indeed the global economy would not be good news for Ireland. Taking these considerations into account, we feel that while economic growth in 2001 will remain robust, the aggressive views that Ireland can continue to grow at

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6.0% over the coming three years may prove optimistic.  With the economy running at full capacity, more moderate growth is likely and indeed desirable.

EQUITY MARKET REVIEW

     The Irish equity market increased by 0.5% in local terms over the quarter ended January 31, 2001. A comparison with major international markets is shown below:

                         QUARTER ENDED JANUARY 31, 2001

                                      LOCAL CURRENCY            U.S. $
                                      --------------            ------
Irish Equities                             +0.5%                +10.2%

US Equities                                -4.4%                 -4.4%
UK Equities                                -1.6%                 -0.4%
Japanese Equities                          -4.8%                -11.1%

Euroland Equities                          -5.4%                 +4.4%
German Equities                            -4.0%                 +5.9%
French Equities                            -6.3%                 +3.5%

Dutch Equities                             -6.4%                 +3.4%

     As highlighted earlier, the ranking of the Irish equity market's performance against international markets has been reversed over the past nine months as the technology, media and telecom ("TMT") bubble deflates. At the present time, the Irish index exposure to TMT sectors is substantially lower than most global markets.

     While it is accepted that the excesses in TMT has primarily been driven by the irrationality of capital markets, the sector remains attractive from a longer term perspective and offers many of the fastest growing companies available to investors.

     If we look at the Fund in the light of these comments, over the past two years, the Fund has realized gains of $14.3m (approximately 14.5% of NAV) from high technology stocks, with the majority of the realizations occurring in 2000. These gains were realized in Iona, Horizon, Trintech and BCO Technologies. By August of 2000, Fund exposure to Irish technology stocks had been reduced to $9.2m with $5.2m of that investment in Iona Technologies. Since then, we have begun to build the weightings in some of these shares, as well as adding some new Irish technology stocks that we had not held, through 1999/2000, due to concerns over valuation. At the end of the quarter under review the Fund investment in technology and telecommunications amounted to 26.3m.

     With the change in the Fund's investment strategy, which was approved by the Board since the end of the quarter and which has been commented upon earlier in this report, the decline in technology valuations could prove to be an opportunity for the Fund. We believe that the majority of the existing growth prospects for the Irish equity investor are likely to come from this sector.

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CURRENT OUTLOOK

     Sector rotation and concerns over economic growth are buffeting stock markets and this is having a severe impact on earnings growth. At the end of the quarter, Ireland was performing relatively well in this environment given its relatively low exposure to the TMT sector and its buoyant economy. However, Ireland is not immune from a slowing global economy or, more importantly, a slowing technology sector, but we continue to believe that valuations are attractive. The Irish market trades on a prospective price-earnings ratio of 15.0x for 2001 and a dividend yield of 1.8%. The Fund retains a fully invested position.

Sincerely,

/S/ SIGNATURE

Peter Hooper
Chairman of the Board

September 19, 2000


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THE IRISH INVESTMENT FUND, INC.

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------


January 31, 2001                                      Shares             Value
--------------------------------------------------------------------------------

IRISH COMMON STOCKS (90.24%)
COMPUTER SOFTWARE AND SERVICES (11.15%)
   Datalex Corporation*                             157,500     U.S. $   784,350
   Datalex Corporation-ADR* (One ADR Represents 2
     Ordinary Shares)                               170,000            1,657,500
   IONA Technologies-ADR*                           104,300            5,580,050
   Spectel Group Limited(DAGGER)                  1,520,502            2,272,446
   Trintech Group-ADR*                              110,000              971,777
                                                                     -----------
                                                                      11,266,123
                                                                     -----------

CONSTRUCTION AND BUILDING MATERIALS (17.41%)
   Abbey                                            348,600            1,254,552
   CRH                                              664,462           12,543,434
   Kingspan                                         800,000            3,347,748
                                                                     -----------
                                                                      17,145,734
                                                                     -----------
CONSUMER GOODS (8.81%)
   DCC                                              250,000            2,627,052
   I.W.P., International                            639,886            1,071,088
   ICON-ADR*                                         85,000            2,008,125
   United Drug                                      287,500            2,967,639

                                                                       8,673,904

FINANCIAL (17.52%)
   Allied Irish Banks                             1,317,688           16,235,988
   FBD Holdings                                     260,000            1,015,484
                                                                     -----------
                                                                      17,251,472
                                                                     -----------
FOOD AND BEVERAGES (11.77%)
   Fyffes                                         1,635,000            1,535,640
   Greencore                                        452,568            1,207,858
   Kerry Group, Series A                            705,000            8,850,609
                                                                     -----------
                                                                      11,594,107
                                                                     -----------
HOTELS AND RESORTS (4.02%)
   Jury's Doyle Hotel Group                         431,792            3,955,133
                                                                     -----------
PAPER AND PAPER PRODUCTS (2.76%)
   Smurfit Group                                  1,435,840            2,723,871
                                                                     -----------

PUBLISHING AND PRINTING (1.67%)
   Independent News & Media                         578,142            1,645,153
                                                                     -----------


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THE IRISH INVESTMENT FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


January 31, 2001                                    Shares             Value
--------------------------------------------------------------------------------

TECHNOLOGY (1.80%)
   Horizon Technology*                              264,817    U.S.  $ 1,773,081
                                                                     -----------

TELECOMMUNICATIONS (9.72%)
   Eircom                                         2,150,000            5,228,299
   Parthus Technologies*                          1,325,000            3,842,876
   Twelve Horses Ltd.(DAGGER)                       625,000              500,000
                                                                     -----------
                                                                       9,571,175
                                                                     -----------
TRANSPORTATION (3.61%)
   Ryanair Holdings*                                325,000            3,554,192
                                                                     -----------
TOTAL IRISH COMMON STOCKS
   (Cost $56,648,059)                                                 89,153,945
                                                                     -----------
UNITED KINGDOM COMMON STOCKS (5.89%)
PHARMACEUTICALS (1.84%)
   Galen Holdings                                   150,000            1,808,111
                                                                     -----------
TECHNOLOGY (4.05%)
   Baltimore Technology PLC                         660,000            3,992,310
                                                                     -----------
TOTAL UNITED KINGDOM COMMON STOCKS
   (Cost $4,567,996)                                                   5,800,421
                                                                     -----------
TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY
   ON DEPOSIT
   (Cost $61,216,055)                                          U.S.  $94,954,366
                                                                     -----------

FOREIGN CURRENCY ON DEPOSIT (0.02%)
   (Interest Bearing)
   British Pounds Sterling        (POUND STERLING)        366  U.S.  $       534
   Euro                                           A    21,928             20,392

TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $20,880)                                                         20,926
                                                                     -----------
TOTAL INVESTMENTS (96.15%)
   (Cost $61,236,935)**                                        U.S.  $94,975,292
                                                                     -----------
OTHER ASSETS AND LIABILITIES (3.85%)                                   3,794,763
                                                                     -----------
NET ASSETS (100.00%)                                           U.S.  $98,770,055
                                                                     -----------

------------------
      *   Non-income producing security.

     **   Foreign currency held on deposit at the Bank of Ireland.
(DAGGER)  Not readily marketable.
  ADR -   American Depository Receipt traded in U.S. dollars


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                         THE IRISH INVESTMENT FUND, INC.
                             DIRECTORS AND OFFICERS

                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Richard H. Rose   - PRESIDENT AND TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                     Salomon Brothers Asset Management Inc.
                            Seven World Trade Center
                            New York, New York 10048

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                         Two Commerce Square, Suite 1700
                               2001 Market Street
                           Philadelphia, PA 19103-7042

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                         The Irish Investment Fund, Inc.
                                  c/o PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)

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